The PNC Financial Services Group, Inc. BancAnalysts Association of Boston November 6, 2009 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.
We do not assume any duty and do not undertake to update those statements.
In this presentation, we may refer to adjusted results to help illustrate the impact of certain types of items.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

3 Key Messages Overview of PNC The changing credit markets PNC’s credit book Opportunities from PNC’s perspective PNC Is Well-Positioned to Take Advantage of Opportunities in the Marketplace.

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
NC
TN
SC
AR
GA
LA
FL

Ireland
UK
Luxembourg
Poland

PNC

Residential Mortgage
Footprint covering nearly 1/3 of
the U.S. population
Retail
A Powerful Franchise
(offices in 21
countries)
BlackRock
CO
TX
KS
OK
Global Investment Servicing
(international offices)
A leading provider of processing,
technology and business
solutions to the global
investment industry
Corporate & Institutional
A leader in serving middle-
market customers and
government entities
Asset Management
One of the largest bank-held
asset managers in the U.S.
One of the nation’s largest
mortgage platforms
7
th
$271 billion Assets
U.S. Rank 3Q09
6,463
2,553
$184 billion
5
th
ATMs
5
th
Branches
5
th
Deposits
(1) Source: SNL DataSource.  Amounts and rankings as of quarter end.
PNC
Overview
1

3Q09 Performance Review
Our business model performed well
We believe the economy has stabilized
The balance sheet remained well-positioned – further increased capital and reserves and maintained strong bank liquidity
Pace of credit quality deterioration eased
Strong revenue performance and disciplined expense management resulted in pretax pre-provision earnings well in excess of credit costs
Positive client trends continued to drive product sales above plan
PNC’s Performance Validates Realistic Opportunities for Growth.
.11
$1.03
$530
1Q09
.21
$1.00
$559
3Q09
.52 .21 EPS impact of TARP preferred dividends
$1,296 $207
Net income, millions
$.14
2Q09
$2.17
YTD09
Earnings per diluted common share
Financial overview
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
PNC
Overview
1

Building a High Quality, Differentiated
Balance Sheet
Change from
($8)
2
-
($3)
($7)
(3)
(5)
$1
($8)
(8)
(4)
$4
June 30,
2009
($20) $271 Total liabilities and equity
($10) $42 Borrowed funds
(13) 11 Other time/savings
($9) $184 Total deposits
(4)    16 Other
(7) 51 Retail CDs
$11 $122 Transaction deposits
3 29 Shareholders’ equity
(16) 56 Other assets
(15) 161 Total loans
($20) $271 Total assets
$54
Sept 30,
2009
$11
Dec 31,
2008
Investment securities
Category (billions)
PNC Is Transitioning Our Balance Sheet to Reflect Our PNC Is Transitioning Our Balance Sheet to Reflect Our
Business Model. Business Model.
Loans/Assets
59%
Investment
securities/Assets
20%
Loans/Deposits
87%
Tier 1 risk-based
ratio
10.8%
Tier 1 common ratio
5.5%
Sept 30, 2009
Key Ratios
PNC
Overview
(1) Estimated.
1
1

Marketplace Credit Spreads
Sources: Loan Pricing Corp, S&P LCD.
Average spreads vs. LIBOR by rating
Credit
Market
Overview
0
100
200
300
400
500
600
Oct-99 Oct-00 Oct-01 Oct-02 Oct-03 Oct-04 Oct-05 Oct-06 Oct-07 Oct-08 Oct-09
AA Primary A Primary BBB Primary
BB Primary B Primary
Credit Spreads Are Dramatically Lower but Still Wide by Credit Spreads Are Dramatically Lower but Still Wide by
Historical Standards. Historical Standards.
AA
Primary
A
Primary
BBB
Primary
BB
Primary
B
Primary

Increasing Bond Issuance &
Decreasing Loan Issuance in the Market
$-
$100
$200
$300
$400
$500
$600
$700
$800
Credit
Market
Overview
The Collapse of the Leveraged Loan Market Helped Drive Higher
Bond Issuances.
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007 2008 2009
Source: Loan Pricing Corp.
Leveraged loans
Investment grade loans
High yield bonds
Investment grade bonds

PNC Loan Balances
$175.5
$171.4
$165.0
$160.6
$0
$60
$120
$180
4Q08 1Q09 2Q09 3Q09
Avg. originated loans and
commitments to lend equal
about $27 billion per qtr.
Despite Solid Loan Originations, Soft Demand Continued to Despite Solid Loan Originations, Soft Demand Continued to
Contribute to a Decline in Loans Outstanding. Contribute to a Decline in Loans Outstanding.
Commercial loans down
14% from year end
Consumer loans down 1%
from year end
PNC’s
Credit Book
Loan balances as of quarter end.

PNC Loan Portfolio
Commercial
and
equipment
leasing
$62.3
Commercial
real estate
$21.4
3Q09
Total loans
$160.6
Home
Equity
$29.6
Residential
real estate
$11.1
Distressed
$19.7
Other
consumer
$16.5
As of September 30, 2009. (1) Includes commercial and equipment leasing, commercial real estate, home equity, residential real estate and other consumer loans assigned to the Distressed Assets Portfolio segment totaling approximately $19.7 billion at September 30,
2009. Further information regarding the categories of loans in the Distressed Assets Portfolio segment and in the overall loan portfolio is provided in the Appendix. (2) Impaired loans and/or fair value marks relate to loans acquired from National City that were impaired per
FASB ASC 310-30.
Held for Investment
(billions)
Core portfolio of $141 billion
- Primarily in our footprint with a
majority collateralized
- Relatively well balanced
- No sector concentrations in
commercial portfolio
- Core CRE well diversified in terms of
asset classes and geography
- Core consumer 71% home equity and
residential real estate
Distressed portfolio of $20 billion
- Includes impaired loans with a
carrying value of $7.8 billion marked
down by 37%
- Overall carried at about 75% of
customer outstandings considering
allowance and fair value marks
Highlights
39%
13%
10%
19%
7%
12%
PNC’s
Credit Book
2
1
2

Relative Credit Risk Profile
Peers represents average of BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, RF, STI, USB and WFC.  Sources: SNL DataSource, company reports.  (1) As of or for the three months ended September 30, 2009.  Net charge-offs percentage is annualized. (2) Impaired loans and/or fair value marks relate to loans acquired from National City that were impaired per FASB ASC 310-30.
0.00%
1.00%
2.00%
3.00%
4.00%
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
Allowance for
loan and lease
losses to loans
3.19%
3.43%
2.08%
2.48%
1.59%
2.93%
2.99%
3.20%
Key 3Q09 metrics
Reserves plus fair value marks
as a % of outstanding:
Commercial real estate 10%
Commercial 5%
Residential real estate 9%
Consumer 3%
Total loans  7%
PNC Sept. 30, 2009
PNC’s
Credit Book
1
2
PNC’s Commitment to Prudent Risk Management Is Reflected in
Our Credit Metrics.

30%
20%
16%
14%
13%
13%
13%
11%
9% 9%
9%
3%
3%
MTB RF CMA STI KEY USB BBT WFC FITB COF PNC BAC JPM
Commercial Real Estate (CRE)
Peer source: company reports.  (1) Impaired loans and/or fair value marks relate to loans acquired from National City that were impaired per FASB ASC 310-30.
PNC’s Commercial Real Estate Outstandings Are Smaller as a
Percentage of Assets on a Relative Peer Basis.
CRE as a % of assets as of June 30, 2009
PNC’s
Credit Book
The fair value marks on impaired CRE
plus the allocated CRE allowance for
losses as a % of total CRE outstandings
was 10% as of Sept. 30, 2009
Sept. 30,
2009 also 9%
1

PNC Commercial Real Estate (CRE)
As of September 30, 2009. (1) Other includes healthcare, mobile home parks, self storage, golf courses, senior housing, mixed use properties, special purpose, churches, raw land and other miscellaneous property types. (2) Impaired loans and/or fair value marks relate to loans acquired from National City that were impaired per FASB ASC 310-30.
17%
Multifamily
18%
Office
27%
Other
Industrial/
Warehousing
17%
Retail
11%
Residential
development
Lodging
6%
4%
PNC 3Q09 CRE loans by type
$24.1B
PNC’s
Credit Book
Highlights
Core CRE Portfolio
Majority from larger national / regional
developers
- Continuing to work closely with
borrowers
- Current stress has been manageable
Remainder smaller balance loans
- Primarily from bank acquisitions
- Most with recourse to borrowers
Distressed CRE Portfolio
Majority continued to perform
Aggressively managing portfolio leveraging
Midland Loan Services
PNC’s Commercial Real Estate Portfolio Is Granular
and Diversified.
1

Midland Loan Services
One of the leading third-party providers of
loan servicing, asset management and
technology solutions for the commercial real
estate finance industry.
$20.0 billion O/S principal balance
1,081 Loans
Government services
$282.3 billion O/S principal balance
27,239 Loans
Total servicing portfolio
$9.9 billion O/S principal balance
702 Loans
Active special servicing portfolio
$104.5 billion O/S principal balance
9,626 Loans
179 Transactions
Total special servicing
PNC’s Real Estate Finance Group Is Recognized as a Leader in
the Field.
The only company in the industry with the
highest U.S. servicer and special servicer
ratings from Fitch and S&P
Opportunities
As of September 30, 2009.

Commercial Real Estate Debt Market
Opportunities
Commercial
banks
Life Insurance
Companies
Savings
Institutions
Others
CMBS
GSEs
45%
23%
18%
13%
4%
5%
1990 = $1.1 Trillion
Holders
Commercial
banks
Life
Insurance
Cos.
Savings
Institutions
GSEs
CMBS
Others
9%
6%
8%
25%
7%
2Q09 = $3.5 Trillion
Holders
37%
Midland CMBS
master servicing
portfolio $125 billion
14% of total CMBS
Source: Midland Loan Services and Federal Reserve Bulletin.

CMBS Markets Remain Challenging
Opportunities
$0
$50
$100
$150
$200
$250
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09
$0
$15
$30
$45
Data through September 2009.  Sources: Commercial Mortgage Alert, Midland Loan Services, PNC Real Estate Research, Trepp LLC.
Total U.S. CMBS Issuances (left axis)
Midland Servicing Portfolio Issuances (right axis)
$0
$50
$100
$150
$200
$250
Office Retail Multi -
Family
Lodging Mixed Use Industrial /
Warehouse
Self
Storage
Mobile
Home
Other Health Care Co-op
Housing
$0
$10
$20
$30
$40
Total U.S. CMBS Outstandings (left axis)
Midland Servicing Portfolio (right axis)
($ billions)
(at September 30, 2009, $ billions)

Commercial Mortgage Maturities 2010-2011
Opportunities
Qualify for bank /
insurance / agency
refinance
Recapitalization
(REITs, funds,
institutional
investors,
others)
Debt pay down
required for
qualification
Distressed /
liquidation
46%
28%
14%
12%
Source: Midland Loan Services.
Estimated resolution for commercial mortgages serviced by Midland

PNC portfolio spreads above LIBOR
Corporate & Institutional Banking Loan Spreads
Opportunities
Loan Spreads in the C&IB Banking Segment Are Showing Loan Spreads in the C&IB Banking Segment Are Showing
Gradual and Steady Improvement. Gradual and Steady Improvement.
4.80%
3.53%
2.49%
2.27%
2.06%
2.83%
1.50%
2.50%
3.50%
4.50%
5.50%
1H06 2H06 1H07 2H07 1H08 2H08 1H09 3Q09
Asset based lending Real estate finance Corporate banking

Substantial Cross Sell Opportunities
$5 MM $5 MM DHE
$2.5 MM / 2.4% $2.5 MM / 3.4% Outstanding balance / loan spread
Metrics Credit only Cross sold
Opportunities
$85
$130
$13
$33
8%
18%
Cross sold relationship
Credit only relationship
Revenue
Economic
profit
Risk adjusted
return on capital
Illustration of credit only vs. cross sold relationship
Assumptions:

(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
0%
1%
2%
3%
4%
5%
6%
Proactively Managing the Balance Sheet
Opportunities
PNC Duration
of Equity
(At Quarter End)
Fed Fund
Effective Rate
(At Quarter End)
2007
2008
2009
1.4% 100 bps increase
(5.5%) 100 bps decrease
Effect on NII in 2 year from
gradual interest rate change
over preceding 12 months
Effect on NII in 1 year from
gradual interest rate change
over following 12 months
PNC 3Q09 NII Sensitivity
(2.0%)
.9%
100 bps decrease
100 bps increase
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
nd
st

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
PNC’s business model has performed well during
the economic downturn
PNC believes the economy has stabilized and
the pace of our credit quality deterioration has
eased
PNC’s realistic opportunities for growth are
expected to deliver significant value

This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as
“believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings.
Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o
Changes in levels of unemployment.
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•
A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads, and our view that national economic trends currently point to the end of recessionary conditions in the later half of 2009 followed by a subdued recovery in 2010.
Cautionary Statement Regarding Forward-Looking
Information
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o Increased litigation risk from recent regulatory and other governmental developments.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries.
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o Changes in accounting policies and principles.
•Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares.  If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.
Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.  PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.  Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, for the three months ended Pretax Net income
Reported net income (loss) ($246)
National City conforming provision for credit losses $504 328
Net income (loss) excluding National City conforming
provision for credit losses
$82
December 31, 2008
PNC believes that information adjusted for the impact of this item may be useful due to the extent to which the item is not indicative of our ongoing operations.
Nine months ended
March 31, 2009 June 30, 2009 Sept. 30, 2009 June 30, 2009
in millions
Total revenue $3,871 $3,987 $4,048 $11,906
Noninterest expense 2,328                2,658                 2,379                  7,365
Pretax pre-provision earnings $1,543 $1,329 $1,669 $4,541
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations.
Three months ended
As of September 30, 2009, in millions Total PNC
Loans assigned to the
Distressed Assets
Portfolio segment
Total PNC after
reassigning Distressed
Asset Portfolio loans
% of core
PNC loan
portfolio
% of total PNC
loan portfolio
Commercial and equipment leasing $63,211 $892 $62,319 44% 39%
Commerical real estate 24,064                     2,659                         21,405                        15% 13%
   Total core commercial lending $83,724 59% 52%
Other consumer 16,505                     11                              $16,494 12% 10%
Home equity 36,370                     6,772                         29,598                        21% 19%
Residential real estate 20,458                     9,348                         11,110                        8% 7%
   Total core consumer lending $57,202 41% 36%
     Total core portfolio $140,926 100% 88%
Distressed 19,682                        12%
Total loans $160,608 $19,682 $160,608 100%

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
Ticker